Exhibit 99.1 - Certification of the Chief Executive Officer pursuant to
               18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Jeffrey C. Rice, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of Comtrex Systems Corporation on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Report") being filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, that:

1) the Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Comtrex Systems Corporation.




                                   By:    /s/ Jeffrey C. Rice
                                          -----------------------------------
                                          Jeffrey C. Rice
                                          President and Chief Executive Officer
                                          August 13, 2002